UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, NJ 07728

(732) 577-9997

Fax: (732) 577-9980

FOR IMMEDIATE RELEASE	January 29, 2019

	Contact:	Nelli Madden
732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2018 DISTRIBUTIONS

FREEHOLD, NJ, JANUARY 29, 2018……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2018 distributions. The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2018.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
6/15/18	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
9/17/18	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
12/17/18	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
TOTAL	$0.72	$0.00	$0.00	$0.00	$0.72	$0.00

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.18	0%	0%	0%	100%	0%
6/15/18	$0.18	0%	0%	0%	100%	0%
9/17/18	$0.18	0%	0%	0%	100%	0%
12/17/18	$0.18	0%	0%	0%	100%	0%
TOTAL	$0.72	0%	0%	0%	100%	0%

A NYSE Company: Symbol - UMH

since 1968

Page | 2

8.0% Series B Cumulative Redeemable Preferred - CUSIP 903002301

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.500000	$0.322217	$0.00	$0.00	$0.177783	$0.322217
6/15/18	$0.500000	$0.322217	$0.00	$0.00	$0.177783	$0.322217
9/17/18	$0.500000	$0.322217	$0.00	$0.00	$0.177783	$0.322217
12/17/18	$0.500000	$0.322217	$0.00	$0.00	$0.177783	$0.322217
TOTAL	$2.000000	$1.288868	$0.00	$0.00	$0.711132	$1.288868

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.500000	64.443412%	0%	0%	35.556588%	64.443412%
6/15/18	$0.500000	64.443412%	0%	0%	35.556588%	64.443412%
9/17/18	$0.500000	64.443412%	0%	0%	35.556588%	64.443412%
12/17/18	$0.500000	64.443412%	0%	0%	35.556588%	64.443412%
TOTAL	$2.000000	64.443412%	0%	0%	35.556588%	64.443412%

6.75% Series C Cumulative Redeemable Preferred - CUSIP 903002400

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.421875	$0.271871	$0.00	$0.00	$0.150004	$0.271871
6/15/18	$0.421875	$0.271871	$0.00	$0.00	$0.150004	$0.271871
9/17/18	$0.421875	$0.271871	$0.00	$0.00	$0.150004	$0.271871
12/17/18	$0.421875	$0.271871	$0.00	$0.00	$0.150004	$0.271871
TOTAL	$1.687500	$1.087484	$0.00	$0.00	$0.600016	$1.087484

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.421875	64.443412%	0%	0%	35.556588%	64.443412%
6/15/18	$0.421875	64.443412%	0%	0%	35.556588%	64.443412%
9/17/18	$0.421875	64.443412%	0%	0%	35.556588%	64.443412%
12/17/18	$0.421875	64.443412%	0%	0%	35.556588%	64.443412%
TOTAL	$1.687500	64.443412%	0%	0%	35.556588%	64.443412%

A NYSE Company: Symbol - UMH

since 1968

Page | 3

6.375% Series D Cumulative Redeemable Preferred - CUSIP 903002509

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.177083	$0.114118	$0.00	$0.00	$0.062965	$0.114118
6/15/18	$0.398438	$0.256767	$0.00	$0.00	$0.141671	$0.256767
9/17/18	$0.398438	$0.256767	$0.00	$0.00	$0.141671	$0.256767
12/17/18	$0.398438	$0.256767	$0.00	$0.00	$0.141671	$0.256767
TOTAL	$1.372397	$0.884419	$0.00	$0.00	$0.487978	$0.884419

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non- Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/18	$0.177083	64.443412%	0%	0%	35.556588%	64.443412%
6/15/18	$0.398438	64.443412%	0%	0%	35.556588%	64.443412%
9/17/18	$0.398438	64.443412%	0%	0%	35.556588%	64.443412%
12/17/18	$0.398438	64.443412%	0%	0%	35.556588%	64.443412%
TOTAL	$1.372397	64.443412%	0%	0%	35.556588%	64.443412%

NOTE: Section 199A Dividends (Box 5) is a subset of, and is included in, the Total Non-Qualifying Ordinary Income reported in Box 1a.

DIVIDEND REINVESTMENT PLAN DISCOUNTS

Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/16/2018	14.120	13.500	0.620
2/15/2018	12.185	11.625	0.560
3/15/2018	12.700	12.250	0.450
4/16/2018	13.245	12.625	0.620
5/15/2018	13.865	13.375	0.490
6/15/2018	14.855	14.125	0.730
7/16/2018	15.625	15.000	0.625
8/15/2018	15.930	15.250	0.680
9/17/2018	15.785	15.000	0.785
10/15/2018	14.655	14.250	0.405
11/15/2018	12.565	12.375	0.190
12/17/2018	12.645	12.250	0.395

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 118 manufactured home communities with approximately 21,500 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

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A NYSE Company: Symbol - UMH

since 1968